SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2003

S1 CORPORATION (Exact name of registrant as specified in its charter)

Delaware	00-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 200, Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 - PRESS RELEASE DATED FEBRUARY 13, 2003

Item 5.     Other Events.

     On February 13, 2003, S1 Corporation (“S1”) issued a press release announcing the results of operations for the fourth quarter of 2002. That press release (as corrected for an addition error) is filed as Exhibit 99.1 to this report. Also on February 13, 2003, S1 held a conference call during which S1 discussed its fourth quarter results and presented certain other material relating to S1 and its operations. A taped replay of the conference call is available for play-back by dialing 800-642-1687. The access code is 7755754. The replay will be active until 5:00 p.m. EST on February 21, 2003.

Item 7.     Financial Statements and Exhibits.

(a)    Not applicable.

(b)     Not applicable.

(c)     Exhibits.

99.1	Press release dated February 13, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/s/ Richard P. Dobb Richard P. Dobb Vice President, General Counsel and Secretary

Date: February 18, 2003

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated February 13, 2003.